UNIFIED SERIES TRUST

GJMB Growth Fund

Supplement to the Prospectus

Dated April 29, 2005

Supplement effective December 7, 2005

Effective as of November 16, 2005, Mr. Tom Jones, Chairman of the Fund’s investment advisor, replaced Mr. Gary Pulford as the Fund’s portfolio manager following Mr. Pulford’s departure from the advisor to pursue other ventures. The following information replaces the disclosure relating to Mr. Pulford under the section “Investment Advisor – About the Portfolio Manager”:

About the Portfolio Manager

Mr. Tom Jones serves as the sole Portfolio Manager for the Fund and, as such, is primarily responsible for making all investment decisions of the Fund. Mr. Jones has been with the advisor since 1974, and is one of the founding members. Mr. Jones became a principal and President of the advisor in 1980 and successfully ran the firm for over two decades. During his tenure, Mr. Jones was instrumental in attracting some of the industry’s brightest and most talented professionals to the advisor. Tom Jones has been, and continues to be, influential in developing new business and sharing the story of the advisor. Tom currently serves as Chairman and, in such position, he continues to provide excellent leadership within the firm and dedicates his time to his client relationships and managing portfolios.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio manager: (i) compensation structure, (ii) a description of other accounts managed by the portfolio manager, and (iii) the portfolio manager’s ownership of shares of the Fund.

Supplement effective December 7, 2005

This Supplement, and the Prospectus dated April 29, 2005, contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated April 29, 2005, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (888) 912-4562.

UNIFIED SERIES TRUST

GJMB Growth Fund

Supplement to the Statement of Additional Information

Dated April 29, 2005

________________

Supplement effective December 7, 2005

Effective as of November 16, 2005, Mr. Tom Jones, Chairman of the Fund’s investment advisor, replaced Mr. Gary Pulford as the Fund’s portfolio manager following Mr. Pulford’s departure from the advisor to pursue other ventures. The following information replaces the disclosure relating to Mr. Pulford under the section “Management of the Fund – Portfolio Manager”:

Portfolio Manager

Tom Jones serves as the sole Portfolio Manager for the Fund and, as such, is primarily responsible for making all investment decisions of the Fund (“Portfolio Manager”). As of November 30, 2005, the Portfolio Manager was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	0	N/A	N/A	N/A
Retail Accounts	125	$220 Million	0	0

The Portfolio Manager is compensated for his services by the Advisor. The Portfolio Manager receives a base salary, and a bonus based on his share ownership of the Advisor, as well as quarterly bonuses relative to his assistance with the new business development process for separate accounts. The Portfolio Manager does not receive any additional compensation for his services relative to the Fund and also does not receive any compensation which is tied in any way to the performance of individual accounts or the Fund.

As shown above, the Portfolio Manager provides investment advisory services to clients other than the Fund.  The investment objectives and policies of these accounts may differ from that of the Fund.  Based on these differing circumstances, potential conflicts of interest may arise because the Fund's Portfolio Manager may be required to pursue different investment strategies on behalf of the Fund and the Advisor's private accounts.  As a result, there may be instances in which the Portfolio Manager purchases or sells an investment for one or more of the Advisor’s private accounts and not for the Fund, or vice versa.

As of November 30, the Portfolio Manager did not beneficially own any shares of the Fund.

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